(Multicurrency — Cross Border)

ISDA®

International Swap Dealers Association, Inc.

SCHEDULE

to the

Master Agreement

dated as of April 27, 2007

between

THE BANK OF NEW YORK	and	WELLS FARGO BANK, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust of MASTR Adjustable Rate Mortgages Trust 2007-HF1
established as a banking organization under the laws of the State of New York		The Supplemental Interest Trust is a common law trust established under the laws of the State of New York.
(“Party A”)		(“Party B”)
____________________________		_______________________________

Certain Definitions.  As used herein, “Moody’s”, “S&P”, “Rating Agency”, “Collateralization Event”, “Moody’s Collateralization Event”, “S&P Collateralization Event”, “Ratings Event”, “Moody’s Ratings Event”, “S&P Ratings Event”, “Qualifying Ratings”, “Moody’s First Level Qualifying Ratings”, “Moody’s Second Level Qualifying Ratings”, “S&P Qualifying Ratings”, “Qualified Transferee”, “Qualified Guarantor” and “Qualified Guaranty” have the meanings assigned in Part 5(i)(i).

Definitions Incorporated by Reference.  Capitalized terms used in this Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement, dated April 1, 2007, among Mortgage Asset Securitization Transactions, Inc., as Depositor, UBS Real Estate Securities Inc., as Transferor and Sponsor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Master Servicer, Trust Administrator and Custodian (the “Pooling and Servicing Agreement”) have the meanings assigned therein. In the event of any inconsistency between the terms of this Agreement and the terms of the Pooling and Servicing Agreement, this Agreement will govern.

Part 1.

Termination Provisions.

(a)

"Specified Entity" in relation to Party A or Party B shall mean: none.

(b)

“Specified Transaction” will have the meaning specified in Section 14.

(c)

Applicability. The following provisions apply or do not apply to the parties as specified below:

(i)

Section 5(a)(i) (Failure to Pay or Deliver):

(A)

will apply to Party A; and

(B)

will apply to Party B.

(ii)

Section 5(a)(ii) (Breach of Agreement):

(A)

will apply to Party A; and

(B)

will not apply to Party B.

(iii)

Section 5(a)(iii) (Credit Support Default):

(A)

will apply to Party A; and

(B)

will not apply to Party B.

(iv)

Section 5(a)(iv) (Misrepresentation):

(A)

will apply to Party A; and

(B)

will not apply to Party B.

(v)

Section 5(a)(v) (Default under Specified Transaction):

(A)

will not apply to Party A; and

(B)

will not apply to Party B.

(vi)

Section 5(a)(vi) (Cross Default):

(A)

will apply to Party A; and

(B)

will not apply to Party B.

For the purposes of Section 5(a)(vi):

“Specified Indebtedness” will have the meaning specified in Section 14, except that it shall not include indebtedness in respect of deposits received.

“Threshold Amount” means, 3% of consolidated shareholders equity of Party A and its subsidiaries determined in accordance with generally accepted accounting principles of the United States consistently applied as of the last day of the fiscal quarter ended immediately prior to the occurrence or existence of an event for which a Threshold Amount is applicable under Section 5(a)(vi).

(vii)

Section 5(a)(vii) (Bankruptcy):

(A)

will apply to Party A; and

(B)

will not apply to Party B with respect to subclauses (2), (4) (but only if the proceeding or petition is instituted or presented by Party A or its affiliates), (7), (8) (but subclause (8) will not apply to Party B only to the extent that subclauses (2), (4) and (7) do not apply to Party B) and (9) of Section 5(a)(vii), and the remaining provisions of Section 5(a)(vii) will apply to Party B; and in subclause (6) the words “trustee” and “custodian” will not include the Supplemental Interest Trust Trustee and the words “seeks or” will be deleted.

(viii)

Section 5(a)(viii) (Merger without Assumption):

(A)

will apply to Party A; and

(B)

will apply to Party B.

(ix)

Section 5(b)(i) (Illegality):

(A)

will apply to Party A; and

(B)

will apply to Party B.

(x)

Section 5(b)(ii) (Tax Event):

(A)

will apply to Party A; and

(B)

will apply to Party B;

provided that the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)” shall be deleted.

(xi)

Section 5(b)(iii) (Tax Event upon Merger):

(A)

will apply to Party A, provided, that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party; and

(B)

will apply to Party B.

(xii)

Section 5(b)(iv) (Credit Event upon Merger):

(A)

will not apply to Party A; and

(B)

will not apply to Party B.

(xiii)

Section 5(b)(v) (Additional Termination Event):

(A)

will apply to Party A with respect to Part 1(g)(iv) and (v); and

(B)

will apply to Party B with respect to Parts 1(g)(i), (ii) and (iii).

(d)

The "Automatic Early Termination" provision of Section 6(a):

(A)

will not apply to Party A; and

(B)

will not apply to Party B.

(e)

Payments on Early Termination.  For the purpose of Section 6(e), the Second Method and Market Quotation will apply. For such purpose, for so long as the Certificates are rated by Moody’s, if Party A is the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or the Defaulting Party in respect of any Event of Default (but not, in any case, in respect of a Termination Event arising from an Illegality or Tax Event), the following provisions shall apply:

(i)

The definitions of “Market Quotation” and “Settlement Amount” are amended in their entirety to read as follows:

“Market Quotation” means, with respect to one or more Terminated Transactions, an offer capable when made of becoming legally binding upon acceptance made by a Qualified Transferee for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Qualified Transferee to enter into a transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions) (which shall be determined by Party B, acting in a commercially reasonable manner), that would have the effect of preserving the economic equivalent for Party B of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date (such transaction, a “Replacement Transaction”).  For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, Provided that:

(1)

If, on the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Party B may specify in writing to Party A (but in either case no later than the Early Termination Date) (such day the “Latest Settlement Amount Determination Day”), no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations; and

(2)

If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Un-paid amounts) for the relevant Terminated Transaction or group of Termi-nated Transactions.

(ii)

At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

(iii)

if Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount De-termination Day.

(iv)

If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

“Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, Provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1).”

(f)

“Termination Currency” means United States Dollars.

(g)

“Additional Termination Event” will apply.  The following shall constitute Additional Termination Events, and the party specified shall be the Affected Party with respect thereto:—

(i)

Termination of Trust Fund.  The Trust, Supplemental Interest Trust or Trust Fund shall be terminated pursuant to any provision of the Pooling and Servicing Agreement (including, without limitation, by exercise of the option to purchase and giving of notice under Sections 10.01 and 10.02 of the Pooling and Servicing Agreement).  The Early Termination Date with respect to such Additional Termination Event shall be the Distribution Date upon which the Trust and the Supplemental Interest Trust or Trust Fund is terminated and final payment is made in respect of the Certificates.  Party B shall be the sole Affected Party. However, each of Party A and Party B may designate an Early Termination Date in respect of this Additional Termination Event.

(ii)

Inability to Pay Certificates.  The Trust is unable to pay or fails or admits in writing its inability to pay (i) on any Distribution Date, any Accrued Certificate Interest with respect to the Class A Certificates or (ii) the ultimate payment of principal with respect to the Class A Certificates, in either case to the extent required pursuant to the terms of the Pooling and Servicing Agreement to be paid to the Class A Certificates.  Party B shall be the sole Affected Party.

(iii)

Amendment of Pooling and Servicing Agreement.  The amendment of the Pooling and Servicing Agreement in a manner which could have a material adverse effect on Party A without first obtaining the prior written consent of Party A (such consent not to be unreasonably withheld), where such consent is required under the Pooling and Servicing Agreement.  Party B shall be the sole Affected Party.

(iv)

Collateralization Event or Ratings Event.  A Collateralization Event or Ratings Event has occurred and is continuing and Party A fails to take the actions provided in Part 5(i)(ii)(A) and (B) within the time periods set out therein; provided that an Additional Termination Event shall not be deemed to occur by virtue of a breach of Part 5(i)(ii)(B) with respect to a Moody’s Ratings Event unless and until such Moody’s Ratings Event has continued for 30 or more Business Days and at least one Qualified Transferee has made an offer which remains capable of becoming legally binding upon acceptance to enter into a Permitted Transfer or other Replacement Transaction.  Party A shall be the sole Affected Party.  A failure to post collateral in accordance with the provisions of the Credit Support Annex by Party A when it has elected or is required to post collateral following the occurrence of a Moody’s Ratings Event, shall be subject to the provisions of Section 5(a)(iii) and shall not be treated as an Additional Termination Event.

(v)

Regulation AB.  Party A shall fail to comply with the provisions of Part 5(j)(ii)(A) and (B) within the time provided for therein.  Party A shall be the sole Affected Party.

Party B shall not effectively designate an Early Termination Date unless and until it has given prior written notice thereof to each Rating Agency.

Part 2.

Tax Representations and Certain Tax-related Provisions.

(a)

Payer Representations.  For the purpose of Section 3(e), Party A and Party B makes the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f);

(ii)

the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

(b)

Payee Representations. For the purpose of Section 3(f), Party A and Party B make the following representations.

(i)

The following representation will apply to Party A:

(x) It is a “U.S. person” (as that term is used in Section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations (“Treas. Reg.”)) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

(ii)

The following representation will apply to Party B:

None.

(c)

Additional Amounts Not Payable by Party B.  Party B shall not be required to pay any additional amounts pursuant to Section 2(d)(i)(4).

(d)

Indemnifiable Tax. The definition of “Indemnifiable Tax” in Section 14 is amended in its entirety to read as follows:

“Indemnifiable Tax” means in relation to payments by Party A any Tax and in relation to payments by Party B no Tax.

Part 3.

Agreement to Deliver Documents.  For the purpose of Section 4(a):

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
Party A and Party B

A correct, complete and executed Internal Revenue Service Form W-9, with respect to Party A, and W-9, W-8ECI, or W-8IMY, with appropriate attachments, as applicable, with respect to Party B, or any other or successor form, in each case that establishes an exemption from deduction or withholding obligations, and any other document reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax.

(i) Prior to the first scheduled Payment Date; (ii) in the case of a U.S. Internal Revenue Service Form W-8ECI and W-8IMY that does not include a U.S. taxpayer identification number in line 6, before December 31 of each third succeeding calendar year, (iii) promptly upon reasonable demand by the other party; and (iv) promptly upon learning that any form previously provided by to the other party has become obsolete or incorrect.

(b)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be.

		Upon the execution and delivery of this Agreement	Yes
Party B

(i) a copy of the executed Pooling and Servicing Agreement, (ii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this Agreement on behalf of Party B, and  (iii) a certified copy of the authorizing resolution (or equivalent authorizing documentation) of Wells Fargo Bank, N.A. which sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.

		With respect to (i) upon the execution and delivery of the Pooling and Servicing Agreement, and with respect to (ii) and (iii) upon the execution and delivery of this Agreement	Yes
Party A	A legal opinion as to enforceability of this Agreement and any Confirmation evidencing a Transaction hereunder.	Upon the execution and delivery of this Agreement and such Confirmation	No
Party B	A legal opinion as to the enforceability of this Agreement and any Confirmation evidencing a Transaction hereunder..	Upon the execution and delivery of this Agreement and such Confirmation	No

Part 4.

Miscellaneous.

(a)

Addresses for Notices.  For the purpose of Section 12(a):

Address for notices or communications to Party A:

Party A: With respect to any Transaction, to the office(s) specified in the Confirmation related to such Transaction. A copy of any notice or other communication with respect to Sections 5 or 6 should also be sent to the addresses set out below:

The Bank of New York

Legal Department

One Wall Street – 10th Floor

New York, New York 10286

Attention: General Counsel

Address for notices or communications to Party B:

Address:

Wells Fargo Bank, N.A.,

not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust of MASTR Adjustable Rate Mortgages Trust 2007-HF1

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention:

Client Manager - MARM 2007-HF1

Facsimile:

(410) 715-2380

Telephone:  (410) 884-2000

(For all purposes.)

(b)

Process Agent.  For the purpose of Section 13(c):

Party A appoints as its Process Agent:—  not applicable.

Party B appoints as its Process Agent:— not applicable.

(c)

Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party.  For the purpose of Section 10(c):

Party A is a Multibranch Party and will enter into each Transaction only through the following Office:― New York (for all Transactions).

Party B is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is Party A.

(f)

“Credit Support Document”  Credit Support Document means in relation to:—

Party A:

The Credit Support Annex hereto and any Qualified Guaranty.

Party B:

Not applicable.

(g)

“Credit Support Provider” means in relation to:

Party A:

The guarantor under any Qualified Guaranty.

Party B:

Not Applicable.

(h)

Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Netting of Payments; Modification of Section 2(a)(iii)(1).  Subparagraph (ii) of Section 2(c) will apply.  Section 2(a)(iii)(1) is amended by deleting “or Potential Event of Default”.

(j)

“Affiliate” will have the meaning specified in Section 14, provided, that, Party B shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) hereof.

(k)

Additional Representations.  Section 3 is hereby amended by adding after Section 3(f) the following subsections:

“(g)

Relationship Between Parties.

(1)

Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(i)

It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(ii)

It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3)

Principal.  The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(h)

Exclusion from Commodity Exchange Act. (1) It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (2) this Agreement and each Transaction is subject to individual negotiation by such party; and (3) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(i)

Swap Agreement.  Each Transaction is a “swap agreement” as defined in 12 U.S.C. Section 1821(e)(8)(D)(vi) and a “covered swap agreement” as defined in the Commodity Exchange Act (7 U.S.C. Section 27(d)(1)).”

Part 5.

Other Provisions.

(a)

Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(b)

Recording of Conversations.  Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

(c)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.  The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(d)

Set-off.  All payments under this Agreement shall be made without set-off or counterclaim, except as provided in Section 2(c), Section 6 or the provisions hereof relating to Market Quotation and Loss, or Paragraph 8 of the Credit Support Annex.  Section 6(e) is amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."  For the avoidance of doubt, if more than one Transaction is entered into under this Agreement, nothing herein is intended to prevent the determination of a Settlement Amount with respect to all such Transactions pursuant to Section 6 (as modified hereby).

(e)

Failure to Pay or Deliver.  Section 5(a)(i) is hereby amended by replacing the word “third” by the word “second” in the third line thereof.

(f)

Non-Recourse.  Notwithstanding any provision herein or in this Agreement to the contrary, the obligations of the Supplemental Interest Trust hereunder are limited recourse obligations of the Supplemental Interest Trust, payable solely from the Swap Account. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Supplemental Interest Trust under this Agreement or any confirmation hereunder still outstanding shall be extinguished and thereafter not revive.  This provision shall survive the termination of this Agreement.

(g)

Limitation on Institution of Bankruptcy Proceedings.  Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against Party B, the Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. This provision shall survive the termination of this Agreement.

(h)

Transfer, Assignment; Amendment. Notwithstanding the provisions of Sections 6(b)(ii) and 7, no novation, assignment or transfer of any Transaction shall be permitted by either party unless (i) it is a Permitted Transfer or the Rating Agency Condition is satisfied with respect thereto, and (ii) each Rating Agency and the non-assigning party has received prior written notice thereof.  The consent of Party B shall not be required for a Permitted Transfer and Party B shall take all steps reasonably requested by Party A (at the expense of Party A) to effect a Permitted Transfer.  A “Permitted Transfer” means a novation or assignment to or entry into another form of Replacement Transaction pursuant to which a Qualified Transferee acquires and assumes or enters into a Replacement Transaction by a written instrument in respect of all the Transactions and the rights, liabilities, duties and obligations of Party A hereunder without modification of the terms hereof (other than parties, effective date of said transfer, and tax payee representations of Party A) and with respect to which (i) there is no adverse effect on netting or set-off rights, (ii) each Rating Agency receives prior written notice thereof, and (iii) neither Party A nor the transferee will be required to withhold or deduct on account of any Tax from any payments under this Agreement in excess of what would have been required to be withheld or deducted in the absence of such transfer.  Notwithstanding the provisions of Section 9(b), each amendment, modification or waiver in respect of this Agreement shall be subject to the Rating Agency Condition.

(i)

Ratings Downgrade.

(i)

Definitions.  For purposes of each Transaction:

(A)

“Rating Agency Condition” means, with respect to any action taken or to be taken hereunder, a condition that is satisfied when each of Moody’s Investors Service Inc. (“Moody’s”) and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) (each a “Rating Agency”, and the rating condition with respect to it, the “Moody’s Rating Condition” and “S&P Rating Condition”, respectively) has confirmed in writing to the Supplemental Interest Trust Trustee that such action will not result in withdrawal, reduction or other adverse action with respect to any then-current rating by such Rating Agency of theCertificates.

(B)

“Qualifying Ratings” means, with respect to the debt of any entity, (1) (x) a short-term unsecured and unsubordinated debt rating of at least “P-1”, and a long-term unsecured and unsubordinated debt of at least ”A2” (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of at least “A1”) by Moody’s (“Moody’s First Level Qualifying Ratings”), and (y) a short-term unsecured and unsubordinated debt rating of at least “P-2”, and a long-term unsecured and unsubordinated debt of at least ”A3” (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of at least “A3”) by Moody’s (“Moody’s Second Level Qualifying Ratings”); and (2) a short-term unsecured and unsubordinated debt rating of at least “A-1” , or if it does not have a short-term rating, a long-term unsecured and unsubordinated debt rating of at least “A+” by S&P (“S&P Qualifying Ratings”).

(C)

A “Collateralization Event” shall occur as to Party A if, with respect to the ratings of the long-term and short-term unsecured and unsubordinated debt of both Party A (if such debt of Party A is rated) and the guarantor under each Qualified Guaranty (if any) assigned by a Rating Agency: (1) the short-term rating is “P-2” or below, or the long-term rating is ”A3” or below, or, if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, the long term rating is “A2” or below, as assigned by Moody’s (a “Moody’s Collateralization Event”); or (2) the short-term rating is “A-2” or below, or, if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, the long-term rating is “A” or below, as assigned by S&P (an “S&P Collateralization Event”).

(D)

A “Ratings Event” shall occur as to Party A if, with respect to the ratings of the long-term and short-term unsecured and unsubordinated debt of both Party A (if such debt of Party A is rated) and the guarantor under each Qualified Guaranty (if any) assigned by a Rating Agency: (1) the short-term rating is withdrawn or is “P-3” or below or the long-term rating is “Baa1”, or, if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, the long term rating is withdrawn or is “Baa1” or below, as assigned by Moody’s (a “Moody’s Ratings Event”); or (2) the short-term rating is below “A-3”, or, if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, the long term rating is withdrawn or is “BB+” or below, as assigned by S&P (an “S&P Ratings Event”).

(E)

“Qualified Transferee” means a transferee of a novation or assignment or a party (other than Party B) that enters into another form of Replacement Transaction that is a Reference Market-maker (“dealer” in the definition thereof meaning a “dealer in notional principal contracts” as defined in Treas. Reg. Section 1.1001-4) (1) that has Moody’s Second Level Qualifying Ratings and S&P Qualifying Ratings, or (2) whose present and future obligations owing to Party B are guaranteed pursuant to a Qualified Guaranty.

(F)

“Qualified Guaranty” means an unconditional and irrevocable guaranty of payment (and not of collection) and the performance of the other obligations of Party A (or a Qualified Transferee, as applicable) hereunder by a third party having Moody’s Second Level Qualifying Ratings and S&P Qualifying Ratings (“Qualified Guarantor”) providing, inter alia, that payment thereunder shall be made as provided and on the conditions set forth in Section 2(d) as modified hereunder (substituting references to Party A as “X” with the guarantor as “X” and “this Agreement” with such guaranty, respectively) (or, in lieu of such provisions relating to tax, a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guaranty will be subject to withholding for Tax).

(ii)

Actions to be Taken.  (A) If a Collateralization Event occurs, then Party A shall, at its own expense, no later than the earlier of thirty (30) Business Days thereafter in case of a Moody’s Collateralization Event or thirty (30) calendar days thereafter in case of an S&P Collateralization Event:

(1)

post collateral (commencing within the times set forth herein) in accordance with the Credit Support Annex for so long as the Collateralization Event continues; or

(2)

subject to the S&P Rating Condition, novate, assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee (having the Moody’s First Level Qualifying Ratings and the S&P Qualifying Ratings); or

(3)

subject to the S&P Rating Condition, obtain a Qualified Guaranty (provided by a guarantor having the Moody’s First Level Qualifying Ratings and the S&P Qualifying Ratings).

(B)

If a Ratings Event occurs, then Party A shall at its own expense, no later than the earlier of thirty (30) Business Days thereafter in case of a Moody’s Ratings Event or ten (10) Business Days thereafter in case of an S&P Ratings Event:

(1)

subject to the S&P Rating Condition, novate, assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee, or

(2)

subject to the S&P Rating Condition, obtain a Qualified Guaranty.

(C)

With respect to (A) and (B) above: (1) Party A shall post collateral in accordance with the Credit Support Annex and the times set forth herein for so long as a Collateralization Event or Ratings Event has occurred (or exists from the time Party A becomes a party hereto) and continues, and such posting of collateral shall not be deemed to cure a Rating Event or to extend the time within which any other action is required to be taken under (B) above; (2) if a Ratings Event occurs, then Party A shall at its own expense, use commercially reasonable efforts to take one of the actions referred to in (B) above as soon as reasonably practicable (but subject to the times set forth herein); and (3) if the debt of Party A is unrated because a Rating Agency has withdrawn such rating while any Transaction is outstanding under this Agreement, and if there is no Qualified Guaranty in effect at such time, then such withdrawal shall be treated as a Ratings Event unless the Rating Agency Condition is satisfied with respect thereto.

(j)

Regulation AB.  For purposes of Item 1115 (“Item 1115”) of Subpart 229.1100 – Asset Backed Securities (Regulation AB) (17 C.F.R. ss.ss.229.1100 – 229.1123) (“Regulation AB”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as amended and interpreted by the Securities and Exchange Commission and its staff, if the Depositor or Party B makes a determination, acting reasonably and in good faith, that (x) the applicable “significance percentage” with respect to this Agreement under Item 1115 has been reached (the “applicable percentage”), and (y) the Depositor has a reporting obligation under the Exchange Act (such event, hereinafter a “Reg AB Disclosure Event”), then Party A shall, within five (5) Business Days after notice to that effect, at its sole expense, take one of the following actions:

(1)

provide (including, if permitted by Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) (i)(x) the financial data required by Item 301 of Regulation S–K (17 C.F.R. §229.301), pursuant to Item 1115(b)(1); (y) financial statements meeting the requirements of Regulation S–X (17 C.F.R. §§210.1–01 through 210.12–29, but excluding 17 C.F.R. ss. 210.3–05 and Article 11 of Regulation S–X (17 C.F.R. §§ 210.11–01 through 210.11–03)), pursuant to Item 1115(b)(2); or (z) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Item or 1115(b); and (ii) any updates to such financial information within five (5) Business Days of the release thereof, and (B) the consent to filing in the Exchange Act Reports of the Depositor the report relating to audits of such financial statements by the firm conducting such audit; or

(2)

post collateral in accordance with the Credit Support Annex (which, for such purpose, will be modified to substitute for “Collateralization Event” throughout the words “Reg AB Disclosure Event”, and define “Credit Support Amount” therein as needed to result in the posting of an amount sufficient to reduce the applicable percentage below the requirements of Item 1115, subject to any requirement to post collateral in accordance with Part 5(i)); or

(3)

subject to the S&P Rating Condition, novate, assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee that is able to comply with the requirements of Item 1115(b) and provides the financial information and consents and any indemnification provided for in connection with this Agreement; or

(4)

obtain a Qualified Guaranty by a guarantor that is able to comply with the requirements of Item 1115(b) and provides the financial information and consents and any indemnification provided for in connection with this Agreement.

Party A’s obligation to comply with this Part 5(j) shall be suspended on January 1, 2008 unless, at any time, Party A receives notification from the Depositor or Party B that the Trust Fund’s obligation to file periodic reports under the Exchange Act shall continue; provided, however, that such obligations shall not be suspended in respect of any Exchange Act Report or amendment to an Exchange Act Report in such fiscal year which relates to any fiscal year in which the Trust Fund was subject to the reporting requirements of the Exchange Act.  This obligation shall continue to be suspended unless the Depositor or Party B notifies Party A that the Trust Fund’s obligations to file reports under the Exchange Act has resumed.  If the Depositor or Party B reasonably requests, Party A shall provide such other information as may be necessary for the Depositor to comply with Item 1115.  The Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of Depositor’s rights explicitly specified herein.

(k)

Supplemental Interest Trust Trustee’s Capacity.  It is expressly understood and agreed by the parties hereto that, insofar as this  Agreement and any confirmation evidencing a Transaction hereunder is executed by Wells Fargo Bank, N.A., (i) this Agreement and such confirmation are executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Supplemental Interest Trust Trustee of the Supplemental Interest Trust pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred upon and vested in it thereunder, and pursuant to instruction set forth therein, (ii) each of the representations, undertakings and agreements herein or therein made on behalf of the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement of Wells Fargo Bank, N.A. but is made and intended for the purpose of binding only the Supplemental Interest Trust, and (iii) under no circumstances will Wells Fargo Bank, N.A., in its individual capacity, be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement or any such confirmation

(l)

Supplemental Interest Trust Trustee’s Representation.  Wells Fargo Bank, N.A., as Supplemental Interest Trust Trustee of the Supplemental Interest Trust, represents and warrants that:

It has been directed under the Pooling and Servicing Agreement to enter into this Agreement and each confirmation evidencing a Transaction hereunder as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust.

[Signature page immediately follows]

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this Agreement:

The Bank Of New York	Wells Fargo Bank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust of MASTR Adjustable Rate Mortgages Trust 2007-HF1

By: _/s/ Stephen M. Lawler_______	By: _/s/ Graham M. Oglesby____________
Name: Stephen M. Lawler Title: Managing Director Date: April 27, 2007	Name: Graham M. Oglesby Title: Vice President Date: April 27, 2007

(Multicurrency - Cross Border)

ISDA®

International Swaps and Derivatives Association, Inc.

MASTER AGREEMENT

dated as of April 27, 2007

The Bank Of New York	and	Wells Fargo Bank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust of MASTR Adjustable Rate Mortgages Trust 2007-HF1
established as a banking organization under the laws of the State of New York		The Supplemental Interest Trust is a common law trust established under the laws of the State of New York.
("Party A")		("Party B")

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: -

1.

Interpretation

(a)

Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b)

Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)

Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement'), and the parties would not otherwise enter into any Transactions.

2.

Obligations

(a)

General Conditions.

(i)

Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)

Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)

Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

The Bank Of New York	Wells Fargo Bank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust of MASTR Adjustable Rate Mortgages Trust 2007-HF1

By: _/s/ Stephen M. Lawler _____________	By: _/s/ Graham M. Oglesby_______________________
Name: Stephen M. Lawler Title: Managing Director Date: April 27, 2007	Name: Graham M. Oglesby Title: Vice President Date: April 27, 2007